Share Capital	9 Months Ended
Sep. 30, 2013
Notes To Unaudited Interim Condensed Consolidated Financial Statements
Share Capital

8. Share Capital

In March 2012, the Company successfully completed a public offering, whereby 5,750,000 shares of common stock of Safe Bulkers were issued and sold at a price of $6.5 per share. The net proceeds of the public offering were $35,237, net of underwriting discount of $1,869 and offering expenses of $268.

In June 2013, the Company successfully completed a public offering, whereby 800,000 Series B cumulative redeemable perpetual preferred shares were issued and sold at a price of $25.00 per share, and a private placement, whereby 800,000 Series B cumulative redeemable perpetual preferred shares were issued and sold to Chalkoessa Maritime Inc., controlled by Polys Hajioannou, at the public offering price. The net proceeds of the public offering and the private placement were $38,865, net of underwriting discount of $672 and offering expenses of $463.